Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 29, 2005                             /s/Julian Sluyters
                                          Julian Sluyters
                                          Chief Executive Officer
                                          Scudder Gold and Precious Metals Fund,
                                          a series of Scudder Mutual Funds, Inc.

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Gold and Precious Metals Fund, a series of Scudder Mutual Funds, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



June 29, 2005                             /s/Paul Schubert
                                          Paul Schubert
                                          Chief Financial Officer
                                          Scudder Gold and Precious Metals Fund,
                                          a series of Scudder Mutual Funds, Inc.